Exhibit 77(q)

Exhibits

(a)(1)  Amendment No. 32 dated June 30, 2010 to the Amended and Restated Declaration of Trust of ING Mutual Funds (name change of ING Foreign Fund to ING Global Opportunities Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant's Registration Statement on Form N-1A filed on September 30, 2010 and incorporated herein by reference.

(a)(2)  Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust of ING Mutual Funds (creation of ING International Growth Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2010 and incorporated herein by reference.

(e)(1)   Amended Schedule A dated June 30, 2010 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC – previously filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2010 and incorporated herein by reference.

(e)(2)   Reduction letter dated March 1, 2010 regarding the reduction of the management fee for ING Foreign Fund – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A on February 25, 2010 and incorporated herein by reference.

(e)(3)   Amended Schedule A dated June 30, 2010 to the Amended and Restated Sub-Advisory Agreement between ING Investments LLC and ING Investment Management Advisors B.V. dated August 21, 2008 - previously filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2010 and incorporated herein by reference.

(e)(4)   Amended Schedule A dated September 28, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and ING Investment Management Co. – previously filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2010 and incorporated herein by reference.

(e)(5)   Interim Sub-Advisory Agreement dated June 30, 2010 between ING Investment LLC and ING Investment Management Co. regarding ING Index Plus International Equity Fund – filed herein.